UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2016

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2016, the shareholders of Charles & Colvard, Ltd. (the “Company”) approved an amendment to the Company’s 2008 Stock Incentive Plan, as amended (the “Plan”).  The Plan was amended to increase the number of shares that may be issued under the Plan by 1,500,000 shares.

The terms of the Plan are set forth under the caption “Proposal No. 2—Approval of Amendment to the Charles & Colvard, Ltd. 2008 Stock Incentive Plan” in the Company’s definitive proxy statement for the Company’s 2016 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 20, 2016 (the “Proxy Statement”).  Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 18, 2016. The shareholders considered five proposals, each of which is described in more detail in the Proxy Statement.

Proposal 1: To elect five nominees described in the Proxy Statement to the Company’s Board of Directors. The votes were cast as follows:

	For	Withheld	Broker Non- Votes
Neal I. Goldman	8,290,045	973,904	9,243,867
Anne M. Butler	8,004,207	1,259,742	9,243,867
Jaqui Lividini	8,931,113	332,836	9,243,867
Suzanne T. Miglucci	9,014,909	249,040	9,243,867
Ollin B. Sykes	8,232,354	1,031,595	9,243,867

All director nominees were duly elected.

Proposal 2: To approve an amendment to the Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
5,545,141	3,296,142	422,666	9,243,867

Proposal 2 was approved.

Proposal 3: To re-approve the material terms of the performance goals included in the Plan. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
7,104,943	1,745,446	413,560	9,243,867

Proposal 3 was approved.

Proposal 4: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The votes were cast as follows:

For	Against	Abstain
17,759,881	170,444	577,491

Proposal 4 was approved.

Proposal 5: To vote, on an advisory (nonbinding) basis, to approve executive compensation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
8,245,414	568,990	449,545	9,243,867

Proposal 5 was approved.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Document
10.1	Charles & Colvard, Ltd. 2008 Stock Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

May 20, 2016	By:	/s/ Kyle Macemore
Kyle Macemore
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Charles & Colvard, Ltd. 2008 Stock Incentive Plan, as amended